COLUMBIA ACORN TRUST

ColumbiaSM Acorn Fund®
ColumbiaSM Acorn International®
ColumbiaSM Acorn USA®
ColumbiaSM Acorn SelectSM
ColumbiaSM Acorn International SelectSM
ColumbiaSM Thermostat FundSM
(the “Funds”)

Supplement dated June 22, 2007 to the
Statement of Additional Information
dated May 1, 2007

Effective July 1, 2007, the chart in the section entitled “Management of the Trust—Trustees and Officers” beginning on page 33 of the Funds’ Statement of Additional Information is revised to include the following information:

Name, Position(s) with Columbia Acorn and Age at January 1, 2007	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships

Trustees who are not interested persons of Columbia Acorn:

Maureen M. Culhane, 58, Trustee	2007	Retired; Vice President, Goldman, Sachs Asset Management (investment adviser) 2005; Vice President (Consultant) — Strategic Relationship Management, Goldman, Sachs & Co. 1999-2005; prior thereto, Vice President of Finance and Treasurer, Sara Lee Corporation.	10	Wanger Advisors Trust.

Trustees who are interested persons of Columbia Acorn:

Laura M. Born, 41, Trustee (4)	2007	Adjunct Assistant Professor of Finance, University of Chicago Graduate School of Business 2007-2008; Managing Director – Investment Banking, J.P. Morgan Chase & Co. Incorporated (broker-dealer) 1991 – 2007.	10	Wanger Advisors Trust.

(4)          Ms. Born is an “interested person”, as defined in the 1940 Act, until January 1, 2008 as a result of her previous affiliation with J.P. Morgan Chase & Co. Incorporated, a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other clients or other funds or clients advised by Columbia WAM or its affiliates.

INT-50/132910-0607